SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 2002
                                                           -------------


               CSX Trade Receivables Corporation on behalf of the
                       CSXT Trade Receivables Master Trust
          (Issuer in respect of the CSXT Trade Receivables Master Trust
       6.00% Trade Receivables Participation Certificates, Series 1998-1)
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                    000-25567          59-3168541
              --------                    ---------          ----------
(State or other jurisdiction of          (Commission      (I.R.S. Employer
 incorporation or organization)           File No.)      Identification No.)


                     Route 688
                    P.O. Box 87
                 Doswell, Virginia                      23047
                 -----------------                      -----
     (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (804) 876-3220
                                 --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Item 5.     Other Events.

            The Registrant is filing the exhibit listed in Item 7 below.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibit 7.1 Monthly Statement for the 6.00% Trade Receivables Participation Certificates,
                             Series 1998-1 with respect to the June 25, 2002 Distribution Date.

                                   Signatures

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                        CSXT TRADE RECEIVABLES MASTER TRUST

                                 By:    CSX TRADE RECEIVABLES CORPORATION



                                          /s/David H. Baggs
                                          -----------------
                                          David H. Baggs
                                          President and Treasurer


Date:  July 10, 2002

                                  EXHIBIT LIST





Exhibit
-------


7.1 Monthly Statement for the 6.00% Trade Receivables Participation Certificates, Series 1998-1 with respect to the June 25, 2002 Distribution Date

                       CSXT TRADE RECEIVABLES MASTER TRUST
                       Monthly Distribution Date Statement
                                  Series 1998-1

Due Period:  May 2002

I. Original Deal Parameters
(a)  Pool Balance                                                  705,106,000
(b)  Initial Invested Amount                                       300,000,000
(c)  Original Investor Allocation Percentage                             71.90%
(d)  Certificate Rate                                                     6.00%
(e)  Servicing Fee per Annum                                              0.25%
(f)  Original Required Subordinated Amount                          49,676,362

II.  Allocation Percentages
(a) Series Allocation Percentage                                         60.00%
(b) Investor Allocation Percentage                                       89.48%
(c) Investor Ownership Percentage                                        30.45%

III.  Receivables in the Trust
(a)   Pool Balance at end of month                                 985,296,000
(b)  Interline Payables                                            152,326,000
(c)  Receivables 91+ days past invoice                             119,509,000
(d)  Ineligible Receivables                                                  0
(e)  Overconcentrated Amount                                                 0
(f)  Net Receivables Pool Balance [(a) - (b) - (c) - (d) - (e)]    713,461,000
(g)  Unallocated Collections                                                 0
(h)  Net Series Pool Balance [(f) * II.(a)]                        428,076,486
(i)  Series Allocation Percentage * Unallocated Collections [(g) * II.(a)]   0
(j)  Required Net Series Pool Balance [VI.(f) below]               383,057,282

IV.  Monthly Activity
(a)  Pool Balance at beginning of month                            981,510,000
(b)  Total pool collections                                        613,478,000
(c)  Total new invoices sold to Trust                              634,037,000
(d)  Dilutions                                                      14,059,000
(e)  Charged-Off Receivables                                         2,714,000
(f)  Reassigned Receivables                                                  0
(g)  Ending Pool Balance [(a) -(b) + (c) - (d) - (e) - (f)]        985,296,000
(h)  Miscellaneous Payments                                                  0


                       CSXT TRADE RECEIVABLES MASTER TRUST
                       Monthly Distribution Date Statement
                                  Series 1998-1

Due Period:  May 2002

V.  Receivables Performance
(a)  Monthly Payment Rate [IV.(b) / III.(f)]                             85.99%
(b)  Average Days Sales Outstanding [28 or 35 days / (a)]                32.6
(c)  Delinquency Data
           0 - 30 Days from Invoice                                741,837,000
           31 - 60 Days from Invoice                                99,591,000
           61 - 90 Days from Invoice                                24,359,000
           91 - 120 Days from Invoice                               12,949,000
           121 - 150 Days from Invoice                              11,776,000
           151 - 180 Days from Invoice                               8,114,000
           181 - 210 Days from Invoice                              11,067,000
           211 - 240 Days from Invoice                              10,469,000
           241 + Days from Invoice                                  65,134,000
                                                                   ------------
           TOTAL                                                   985,296,000

VI.  Reserves
(a)  Subordination Percentage [IX.(k) below]                             20.46%
(b)  Invested Amount                                               300,000,000
(c)  Available Subordinated Amount
         [((a)/(1 - (a)))*((b)+(d)+(e))+III(e)]                     78,372,473
(d)  Yield Reserve                                                   4,500,000
(e)  Fee Reserve [2 * V.(b) / 365 * VII.(j) * 12 ]                     184,809
(f)  Required Net Series Pool Balance                              383,057,282    0.5369

VII.  Collections
(a)  Total Pool Collections [IV.(b) above]                         613,478,000
(b)  Miscellaneous Payments [IV.(h) above]                                   0
(c)  Series Excess Collections                                               0
(d)  Series Allocable Collections [(a) * II.(a)]                   368,086,702
(e)  Investor Collections [(d) * II.(b)]                           329,376,400
(f)  Investor Miscellaneous Payments [(b) * II.(a) * II.(b)]                 0
(g)  Available Investor Collections [(c) + (e) + (f)]              329,376,400
(h)  Monthly Interest                                                1,500,000
(i)  Interest Shortfall
(j)  Monthly Servicing Fee [I.(e) / 12 * IV.(g) * VI.(b) / III.(f)]     86,313
(k)  Monthly Principal [0 if Revolving Period, otherwise VIII.(b) below]     0

VIII.  Monthly Investor Principal
(a)  Monthly Principal [VII.(g) - VII.(h) - VII.(i) - VII.(j)]     327,790,086
(b)  Available Principal Collections (a)                           327,790,086
(c)  Controlled Deposit Amount                                               0
(d)  Monthly Investor Principal [lesser of (b) and (c)]                      0
(e)  Deficit Controlled Accumulation Amount [(c) - (d), if positive          0


                       CSXT TRADE RECEIVABLES MASTER TRUST
                       Monthly Distribution Date Statement


                                  Series 1998-1


Due Period:  May 2002

IX.  Subordination Percentage
(a)  Subordination Percentage Floor                                      13.00%
(b)  Average Dilution Ratio (last 12 months)                              2.28%
(c)  Highest Dilution Ratio (last 12 months)                              3.79%
(d)  Dilution Horizon Ratio (assuming 1 month horizon)                   83.62%
(e)  Dilution Percentage [(d) * {2.5 * (b) + ((c) - (b)) * ((c) / (b))}]  6.87%
(f)  Highest 3-month Average Delinquency Ratio (last 12 months)           1.57%
(g)  Default Horizon Ratio                                              347.04%
(h)  Loss Percentage [2.5 * (f) * (g)]                                   13.59%
(i)  Dilution Percentage + Loss Percentage                               20.46%
(j)  12.5% + (b) * (d)                                                   14.40%
(k)  Subordination Percentage [greatest of (a), (i) and (j)]             20.46%

X.  Investor Charge-Offs
(a)  Investor Allocable Charged-Off Amount [IV.(e) * II.(c)]           826,351
(b)  Investor Recoveries                                                     0
(c)  Loss Reserve                                                   78,372,473
(d)  Investor Charge-off [(a) - (b) - (c), if positive]                      0
(e)  Cumulative Investor Charge-offs [including (d) above]                   0

XI.  Invested Amount
(a)  Beginning Invested Amount                                     300,000,000
(b)  Cumulative Investor Charge-offs [X.(e) above]                           0
(c)  Amount on deposit in Principal Funding Account                          0
(d)  Distributions of Principal                                              0
(e)  Ending Invested Amount                                        300,000,000

XII.  Amortization Events
(a) Breach of material covenant or agreement uncured for 30 days            No
(b) Breach of Representation or Warranty not corrected for 30 days          No
(c) Bankruptcy, insolvency or receivership of Seller or CSXT                No
(d) Trust is deemed an "Investment Company"                                 No
(e) CSXT fails to convey Receivables to Seller, Servicer fails to
    make deposit to Retained Collection Account                             No
(f) Required Net Series Pool Balance Exceeds Net Series Pool Balance        No
(g) Any Series 1998-1 Servicer Default                                      No
(h) Termination Notice delivered to Servicer                                No
(i) Invested Amount not paid in full on Expected Final Payment Date         No
(j) Average Monthly Payment Rate for last 3 months is less than 25%         No


                       CSXT TRADE RECEIVABLES MASTER TRUST

                 Certificateholders' Distribution Date Statement
                                  Series 1998-1
                       CSX Transportation, Inc. (Servicer)

        Pursuant to Section 5.02(a) of the Series 1998-1 Supplement dated as of June 17, 1998, as to Pooling and Servicing Agreement dated as of October 27, 1993, as amended and restated (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and The Chase Manhattan Bank (formerly known as Chemical Bank), Trustee (the "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  June 25, 2002

Collection Period:  May 2002

POOL COLLECTIONS
----------------

Total Pool Collections                                          613,478,000.00

Total Collections Available                                     613,478,000.00


ALLOCATION PERCENTAGES
----------------------

Series 1998-1 Allocation Percentage                                      60.00%

Investor Ownership Percentage                                            30.45%

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total amount distributed allocable to Interest                    1,500,000.00

Total amount distributed allocable to Interest                            5.00
   (per $1,000 of Certificates)

Total amount distributed to allocable to Principal                        0.00

Total amount distributed allocable to Principal                           0.00
   (per $1,000 of Certificates)


SERIES 1998-1 INVESTED AMOUNTS
------------------------------

Unallocated Collections                                                   0.00

Amounts on deposit in the Principal Funding                               0.00

Ending Invested Amounts                                         300,000,000.00


INVESTOR INTEREST SHORTFALL AMOUNT
----------------------------------

Total Investor Deficiency Amount                                          0.00


INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                            0.00
Beginning Investor Charge-Offs per $1,000                                 0.00

Additional Investor Charge-Offs                                           0.00
Additional Investor Charge-Offs per $1,000                                0.00

Reimbursements:
Reinstatement of Investor Certificates                                    0.00
Reinstatement of Investor Certificates per $1,000                         0.00

Ending Investor Charge-Offs                                               0.00
Ending Investor Charge-Offs per $1,000                                    0.00

POOL BALANCES
-------------

Outstanding Receivables Balance                                 985,296,000.00

Ending Net Receivables Pool Balance                             713,461,000.00

Ending Net Series Pool Balance                                  428,076,485.85